                                                                    Exhibit 99.1

                                                                      [CNA LOGO]
FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------

CONTACT:

MEDIA:                                        ANALYSTS:
Charles M. Boesel, 312/822-2592               Dawn M. Jaffray, 312/822-7757
Katrina W. Parker, 312/822-5167               Kenneth S. De Vries, 312/822-1111

                             CNA FINANCIAL ANNOUNCES
                               1ST QUARTER RESULTS

CHICAGO, MAY 3, 2005 --- CNA Financial Corporation (NYSE: CNA) today announced first quarter of 2005 results, which included the following items:

     - Net income for the first quarter of 2005 of $178 million as compared to net loss of $124 million for the same period in 2004.

     - Income before net realized investment losses for the first quarter of 2005 of $192 million as compared to $209 million for the same period in 2004.

     -    Property and Casualty combined ratio of 99.0%.

     - CNA will restate its financial results for prior years to correct its accounting for several reinsurance contracts, primarily with a former affiliate, and its equity accounting for that affiliate. The Company will file a Form 10-K/A for 2004 reflecting the effects of the restatement, which will reduce stockholders' equity as of December 31, 2004 by $29 million, or 0.3%. The revised accounting increased net income for the three months ended March 31, 2005 by $2 million and increased earnings per share by $0.01.


==================================================================================================================================
                                                                                          RESULTS FOR THE THREE MONTHS ENDED
                                                                                     --------------------------------------------
                                                                                                       MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
($ MILLIONS, EXCEPT PER SHARE DATA)                                                       2005                   2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              (Restated)
INCOME BEFORE NET REALIZED INVESTMENT LOSSES                                              $ 192                $ 209

NET REALIZED INVESTMENT LOSSES                                                              (14)                (333)
----------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                         $ 178                $(124)
----------------------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) PER SHARE RESULTS AVAILABLE TO COMMON STOCKHOLDERS (a)(b)               $0.63                $(0.55)
==================================================================================================================================


(a) Included in the weighted average number of common shares are the effects of additional common stock issued related to the November of 2003 sale of $750 million of convertible preferred shares to Loews Corporation. The effect of the preferred shares has been included in the weighted average shares since issuance. The preferred shares converted into 32,327,015 shares of CNA common stock on April 20, 2004.

(b) The three months ended March 31, 2005 and 2004 per share results available to common stockholders are reduced by $17 million and $16 million, or $0.07 per share and $0.06 per share, of undeclared preferred stock dividends.

Net income for the three months ended March 31, 2005 increased $302 million as compared with the same period in 2004, primarily due to improved net realized investment results. First quarter of 2004 net results included an after-tax impairment loss of $406 million related to the sale of CNA's individual life business. Also favorably impacting the first quarter of 2005 net results were decreased provisions for insurance and reinsurance bad debt of $32 million after-tax and improved operating expenses. These improvements were offset by increased unfavorable net prior year development of $45 million after-tax and reduced investment income. The Property and Casualty Operations produced a combined ratio of 99.0% in the first quarter of 2005.

"In the first quarter of 2005, CNA continued the controlled orderly execution that marked our performance last year" said Steve Lilienthal, Chairman and Chief Executive Officer of the CNA insurance companies. "Our core Property & Casualty Operations business is holding the line on underwriting discipline in an environment of moderating pricing. Property & Casualty Operations has now recorded six consecutive quarters of combined ratios under 100% before the impact of catastrophe losses in the third quarter of 2004. Meanwhile, our runoff operations continue to perform as expected."

Net realized investment losses were $14 million for the three months ended March 31, 2005 as compared with net realized investment losses of $333 million for the same period in 2004. The improvement was primarily due to the impairment loss recorded in 2004 described above. This was partly offset by decreased results in the first quarter of 2005 from the fixed maturity securities portfolio and a $9 million after-tax impairment loss related to loans made under a credit facility to a national contractor.

==================================================================================================================================
                                    SEGMENT RESULTS FOR THE THREE MONTHS ENDED MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                              STANDARD      SPECIALTY     TOTAL P&C    LIFE & GROUP    CORPORATE
                                                                                                        & OTHER
($ MILLIONS)                                   LINES          LINES          OPS.        NON-CORE      NON-CORE        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE NET REALIZED
  INVESTMENT GAINS (LOSSES)                    $ 101         $  79        $ 180         $   1         $  11         $ 192

 NET REALIZED INVESTMENT GAINS (LOSSES)           (8)            3           (5)           (3)           (6)          (14)
----------------------------------------------------------------------------------------------------------------------------------
 NET INCOME (LOSS)                             $  93         $  82        $ 175         $  (2)        $   5         $ 178
==================================================================================================================================

==================================================================================================================================
                                    SEGMENT RESULTS FOR THE THREE MONTHS ENDED MARCH 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                              STANDARD      SPECIALTY     TOTAL P&C    LIFE & GROUP    CORPORATE
                                                                                                        & OTHER
($ MILLIONS)                                   LINES          LINES          OPS.        NON-CORE      NON-CORE        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE NET REALIZED INVESTMENT
  GAINS (LOSSES)                               $ 114        $  75        $ 189        $  19         $   1             $ 209

 NET REALIZED INVESTMENT GAINS (LOSSES)           38           13           51         (401)           17              (333)
==================================================================================================================================
 NET INCOME (LOSS)                             $ 152        $  88        $ 240        $(382)        $  18             $(124)
==================================================================================================================================


==================================================================================================================================
                                      PROPERTY & CASUALTY OPERATIONS GROSS WRITTEN PREMIUMS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
($ MILLIONS)                                                                              2005                  2004
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                                                           $1,516                $1,565

SPECIALTY LINES                                                                             769                   710
----------------------------------------------------------------------------------------------------------------------------------
TOTAL P&C OPERATIONS                                                                     $2,285                $2,275
==================================================================================================================================

==================================================================================================================================
                                       PROPERTY & CASUALTY OPERATIONS NET WRITTEN PREMIUMS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
($ MILLIONS)                                                                         2005                         2004
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                                                           $1,171                 $1,265

SPECIALTY LINES                                                                             594                    581
==================================================================================================================================
TOTAL P&C OPERATIONS                                                                     $1,765                 $1,846
==================================================================================================================================


==================================================================================================================================
                                          PROPERTY & CASUALTY CALENDAR YEAR LOSS RATIOS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          2005                    2004
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                                                             71.0%                  65.5%

SPECIALTY LINES                                                                            62.3                   63.1

TOTAL P&C OPERATIONS                                                                       68.1                   64.8

TOTAL P&C COMPANIES (a)                                                                    74.6%                  71.3%
==================================================================================================================================

(a) P&C Companies includes Standard Lines, Specialty Lines and P&C business written in Life and Group Non-Core and Corporate and Other Non-Core, including CNA Re and asbestos, environmental pollution and mass tort exposures.

==================================================================================================================================
                                        PROPERTY & CASUALTY CALENDAR YEAR COMBINED RATIOS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED MARCH 31
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          2005                    2004
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                                                            103.7%                  99.7%

SPECIALTY LINES                                                                            89.4                   89.9

TOTAL P&C OPERATIONS                                                                       99.0                   96.8

TOTAL P&C COMPANIES (a)                                                                   106.4%                 103.6%
==================================================================================================================================

(a) P&C Companies includes Standard Lines, Specialty Lines and P&C business written in Life and Group Non-Core and Corporate and Other Non-Core, including CNA Re and asbestos, environmental pollution and mass tort exposures.


==================================================================================================================================
                                       PROPERTY & CASUALTY GROSS ACCIDENT YEAR LOSS RATIOS
----------------------------------------------------------------------------------------------------------------------------------
                                                   ACCIDENT YEAR 2005           ACCIDENT YEAR 2004          ACCIDENT YEAR 2004
                                                      EVALUATED AT                 EVALUATED AT                EVALUATED AT
                                                     MARCH 31, 2005             DECEMBER 31, 2004             MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                             63.0%                           67.2%                  65.5%
SPECIALTY LINES                                            59.9                            64.1                   59.6
TOTAL P&C OPERATIONS                                       62.0%                           66.3%                  63.7%
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                        PROPERTY & CASUALTY NET ACCIDENT YEAR LOSS RATIOS
----------------------------------------------------------------------------------------------------------------------------------
                                                   ACCIDENT YEAR 2005           ACCIDENT YEAR 2004          ACCIDENT YEAR 2004
                                                      EVALUATED AT                 EVALUATED AT                EVALUATED AT
                                                     MARCH 31, 2005             DECEMBER 31, 2004             MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
STANDARD LINES                                             64.4%                           69.2%                  68.1%

SPECIALTY LINES                                            59.0                            63.5                   59.7

TOTAL P&C OPERATIONS                                       62.5%                           67.4%                  65.4%
==================================================================================================================================

BUSINESS OPERATING HIGHLIGHTS


STANDARD LINES includes standard property and casualty coverages sold to small and middle market commercial businesses primarily through an independent agency distribution system, and excess and surplus lines, as well as insurance and risk management products sold to large corporations.

- Net written premiums decreased $94 million for the first quarter of 2005 as compared with the same period in 2004, primarily due to lower new business in a more competitive marketplace, and decreased retention principally in large account business, heavily driven by workers compensation. Specifically impacting retention were intentional underwriting actions primarily within unprofitable lines of business.

-    Standard Lines rate was flat during the first quarter of 2005.

- Net income for the first quarter of 2005 decreased $59 million as compared with the same period in 2004, primarily due to decreased net realized investment results. First quarter of 2005 results were also adversely impacted by increased unfavorable net prior year development, primarily in excess and surplus lines, partially offset by a decrease in the bad debt provision for insurance and reinsurance receivables, improved current accident year results and lower operating expenses.


SPECIALTY LINES provides a broad array of professional, financial and specialty property and casualty products and services.

- Net written premiums increased $13 million for the first quarter of 2005 as compared with the same period in 2004, primarily due to rate and increases in retention in the professional liability lines of business.

- Specialty Lines achieved average rate increases during the first quarter of 2005 of 2.0%, primarily across professional liability lines.

- Net income for the first quarter of 2005 decreased $6 million as compared with the same period in 2004, primarily due to decreased net realized investment results. First quarter of 2005 results were also impacted by increased net prior year development, primarily in the directors and officers line, and decreased investment results. These items were partly offset by improved current net accident year loss ratios.

LIFE AND GROUP NON-CORE primarily includes the results of the life and group lines of business that have been sold or placed in run-off. The Group Benefits business was sold on December 31, 2003 and the Individual Life business was sold on April 30, 2004.

- Net earned premiums decreased $160 million for the first quarter of 2005 as compared with the same period in 2004, due primarily to the absence of premiums from the Individual Life business. Net earned premiums for this business in the first quarter of 2004 were $105 million. Additionally, decreased premiums from the specialty medical and structured settlement businesses contributed to the decline in earned premiums.

- Net results for the first quarter of 2005 increased $380 million as compared with the same period in 2004. The improvement is primarily due to an after-tax impairment loss recorded in the first quarter of 2004 of $406 million related to the then pending sale of the individual life insurance business. Additionally, improved results from the life settlement contract business contributed to the improvement in net results. These improvements were partially offset by the absence of favorable results from the sold individual life business excluding the impact of the impairment loss described above.


CORPORATE AND OTHER NON-CORE contains certain corporate expenses such as interest on corporate debt, and losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort claims. In addition, this segment includes the results of certain property and casualty insurance run-off operations, including CNA Re.

- Net results for the first quarter of 2005 decreased $13 million as compared with the same period in 2004, primarily due to decreased earned premiums and lower investment results. These items were partly offset by a decrease in the provision for reinsurance receivables as compared with the same period in 2004.


NET INVESTMENT INCOME

Pretax investment income decreased $69 million to $406 million for the first quarter of 2005 as compared with the same period in 2004. This decline is due to reduced investment income from the trading portfolio, and reduced fixed maturity investment income which relates largely to the sale of CNA's individual life business. These declines were partly offset by improved results from short term investments and limited partnerships, in addition to reduced interest expense on funds withheld and other deposits. While the reduced trading portfolio income decreased net investment income, this was offset by a corresponding reduction in certain policyholder funds supported by the trading portfolio.


FINANCIAL RESTATEMENT

CNA will restate its financial results for prior years to correct its accounting for several reinsurance contracts, primarily with a former affiliate, and its equity accounting for that affiliate. The impact of this revised accounting results in a reduction to stockholders' equity as of December 31, 2004 of $29 million, or 0.3% and a decrease in net loss for the three months ended March 31, 2004 of $1 million, or 0.8%. The net loss adjustment has no impact on loss per share for the three months ended March 31, 2004.

The Company will file a Form 10-K/A for 2004 reflecting the effects of the restatement as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                   RESTATED RESULTS AS OF AND FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                       2004                         2003                         2002
                                           ---------------------------------------------------------------------------------------
($ MILLIONS, EXCEPT PER SHARE DATA)             AS        AS RESTATED        AS        AS RESTATED                  AS RESTATED
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                             PREVIOUSLY                   PREVIOUSLY                   PREVIOUSLY
                                              REPORTED                     REPORTED                     REPORTED
----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY                         $   9,207    $  9,178       $ 8,952       $  8,918      $ 9,401        $  9,354
 NET INCOME (LOSS)                                 441         446        (1,433)        (1,419)         155             171
==================================================================================================================================
 BASIC AND DILUTED EARNINGS (LOSS) PER
   SHARE AVAILABLE TO COMMON STOCKHOLDERS:   $    1.47    $   1.49       $ (6.58)      $  (6.52)     $  0.68        $   0.76
==================================================================================================================================

This restatement is based upon reconsideration of the Company's accounting for its former equity interest in Accord Re Ltd. (Accord) and for several reinsurance contracts with Accord, but also includes two reinsurance agreements with unaffiliated parties that are immaterial in the aggregate. A subsidiary of The Continental Corporation (TCC) acquired a 49% ownership interest in Accord, a Bermuda company, in 1989 upon Accord's formation. TCC also provided capital support to Accord through a guarantee from a TCC subsidiary. TCC was acquired by the Company in 1995.

Reinsurance relationships with Accord involved both property and casualty assumed reinsurance risks that were written by TCC subsidiaries and 100% ceded to Accord or reinsured from other cedents by Accord. Stop-loss protection in relation to those risks was obtained by Accord from a wholly-owned TCC subsidiary.

All of the Company's reinsurance agreements with Accord relating to property risks were commuted as of year-end 2001, leaving six reinsurance agreements with Accord relating to casualty risks outstanding at that time. As of March 31, 2005 the Company provides no capital support to and has no ownership interest in Accord. During the period of the Company's minority ownership Accord also maintained reinsurance relationships with reinsurers unaffiliated with the Company.

As previously reported the Company continues to respond to various subpoenas, interrogatories and other requests for information received from state and federal regulatory authorities relating to on-going insurance industry investigations of non-traditional insurance products, including finite reinsurance. As also previously reported, the Company agreed to undergo a state regulatory financial examination of Continental Casualty Company and its insurance subsidiaries as of December 31, 2003. Such review includes examination of certain of the finite reinsurance contracts entered into by the Company and whether such contracts possess sufficient risk transfer characteristics necessary to qualify for accounting treatment as reinsurance. In the course of complying with these requests the Company conducted a comprehensive review of its finite reinsurance relationships, including contracts with Accord. It is possible that the Company's analyses of, or accounting treatment for, other finite reinsurance contracts could be questioned or disputed in the context of the referenced state regulatory examination, and further restatements of the Company's financial results are possible as a consequence, which could have a material adverse impact on the Company's financial condition.

ABOUT THE COMPANY

CNA is the country's seventh largest commercial insurance writer and the 14th largest property and casualty company. CNA's insurance products include standard commercial lines, specialty lines, surety, marine and other property and casualty coverages. CNA's services include risk management, information services, underwriting, risk control and claims administration. For more information, please visit CNA at www.cna.com. CNA is a registered service mark, trade name and domain name of CNA Financial Corporation.

CONFERENCE CALL AND WEBCAST INFORMATION:

A CONFERENCE CALL FOR INVESTORS AND THE PROFESSIONAL INVESTMENT COMMUNITY WILL BE HELD FROM 10:00 A.M. TO 11:00 A.M. ET TODAY. ON THE CONFERENCE CALL WILL BE STEPHEN W. LILIENTHAL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE CNA INSURANCE COMPANIES, AND OTHER MEMBERS OF SENIOR MANAGEMENT. PARTICIPANTS CAN ACCESS THE CALL BY DIALING (800) 478-6251 OR FOR INTERNATIONAL CALLERS (913) 981-5558. THE CALL WILL ALSO BE BROADCAST LIVE ON THE INTERNET AT HTTP://INVESTORS.CNA.COM OR YOU MAY GO TO THE INVESTOR RELATIONS PAGES OF THE CNA WEBSITE (WWW.CNA.COM) FOR FURTHER DETAILS.

THE CALL IS AVAILABLE TO THE MEDIA, BUT QUESTIONS WILL BE RESTRICTED TO INVESTORS AND THE PROFESSIONAL INVESTMENT COMMUNITY. A TAPED REPLAY OF THE CALL WILL BE AVAILABLE ON CNA'S WEBSITE THROUGH MAY 10, 2005. THE REPLAY CAN ALSO BE ACCESSED BY DIALING (888) 203-1112 OR FOR INTERNATIONAL CALLERS (719) 457-0820 AND USING PASSCODE 9033425. FINANCIAL SUPPLEMENT INFORMATION RELATED TO THE FIRST QUARTER RESULTS IS AVAILABLE ON THE INVESTOR RELATIONS PAGES OF THE CNA WEBSITE OR BY CONTACTING KEN DE VRIES AT (312) 822-1111.

FORWARD-LOOKING STATEMENT

This press release includes statements which relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. You can identify forward-looking statements because generally they include words such as "believes", "expects", "intends", "anticipates", "estimates", and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties please refer to CNA's filings with the Securities and Exchange Commission, available at www.cna.com.

Any forward-looking statements made in this press release are made by CNA as of the date of this press release. CNA does not have any obligation to update or revise any forward-looking statement contained in this press release, even if CNA's expectations or any related events, conditions or circumstances change.

In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using accounting principles generally accepted in the United States of America (GAAP) financial results. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

This press release may also contain financial measures that are not in accordance with GAAP. For reconciliations of non-GAAP measures to the most comparable GAAP measures, refer to this press release and the financial supplement posted on the Company's website.


                                      # # #